Exhibit 10.38

FedEx contract # 07-0255-038

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT FEDEX TREATS AS PRIVATE OR CONFIDENTIAL.

Supplemental Agreement No. 29

to

Purchase Agreement No. 3157

between

The Boeing Company

And

Federal Express Corporation

Relating to Boeing Model 777-FREIGHTER Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 29 (SA-29), entered into as of the 2nd day of February 2018, by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);

W I T N E S S E T H:

A. WHEREAS, the parties entered into that certain Purchase Agreement No. 3157, dated November 7, 2006 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 777-FREIGHTER Aircraft (Aircraft);

B. WHEREAS, Customer desires to reschedule the delivery month of three (3) Block B Aircraft (SA-29 Accelerated Block B Aircraft) and one (1) Block C Aircraft (SA-29 Accelerated Block C Aircraft), (collectively, SA-29 Accelerated Aircraft), as shown in the table below.

Aircraft Block	MSN	Table	Existing Delivery Month of Aircraft	Revised Delivery Month of Aircraft
C	41750	Table 1-C2	[*]	[*]
B	40671	Table 1-B	[*]	[*]
B	40672	Table 1-B	[*]	[*]
B	40682	Table 1-B	[*]	[*]

C. WHEREAS, Boeing and Customer agree that the SA-29 Accelerated Block B Aircraft will become firm Block B Aircraft upon execution of this Supplemental Agreement No. 29 as a result of the reschedule described in Recital Paragraph B above in accordance with the terms of Letter Agreement 6-1162-RRO-1068, Special Provision – Block B Aircraft, due to [*] provision relating to such Block B Aircraft.

D. WHEREAS, Boeing has agreed to provide additional commercial considerations for the SA-29 Accelerated Aircraft.

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P.A. No. 3157	1	SA–29

BOEING PROPRIETARY

E. WHEREAS, Boeing has agreed to provide certain additional commercial considerations for [*].

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

1.	Remove and replace, in its entirety, the “Table of Contents” with the revised Table of Contents, attached hereto, to reflect the changes made by this Supplemental Agreement No. 29.

2.

Boeing and Customer agree that upon execution of this Supplemental Agreement No. 29 (i) the SA-29 Accelerated Aircraft are hereby rescheduled as described in Recital Paragraph B above and (ii) the SA-29 Accelerated Block B Aircraft will be firm Block B Aircraft in accordance with Recital Paragraph C above.

3.

Remove and replace, in its entirety, “Table 1-A”, with the revised Table 1-A, attached hereto, revised to reflect (i) the addition of the SA-29 Accelerated Block B Aircraft as firm Block B Aircraft, and (ii) the revised delivery month(s) and [*], Advance Payment Base Price(s) and Advance Payments resulting from the reschedule of the SA-29 Accelerated Block B Aircraft.

4.	Remove and replace, in its entirety, “Table 1-B”, with the revised Table 1-B, attached hereto, revised to reflect removal of the SA-29 Accelerated Block B Aircraft.

5.

Remove and replace, in its entirety, “Table 1-C2”, with the revised Table 1-C2, attached hereto, revised to reflect the revised delivery month and [*], Advance Payment Base Price and Advance Payments resulting from the reschedule of the SA-29 Accelerated Block C Aircraft.

6.

Remove and replace, in its entirety, Letter Agreement 6-1162-LKJ-0737, Special Matters – SA-26 Accelerated Block C Aircraft, with Letter Agreement 1162-LKJ-0737R1, Special Matters – SA-26 Accelerated Block C Aircraft, revised to [*], such right having been superseded by the commitments in this Supplemental Agreement No. 29.

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P.A. No. 3157	2	SA–29

BOEING PROPRIETARY

7.	Add Letter Agreement 6-1162-LKJ-0766, Special Matters – SA-29 Accelerated Aircraft, attached hereto, to reflect additional commercial considerations to be provided for the SA-29 Accelerated Aircraft.

8.	Add Letter Agreement 6-1162-LKJ-0767, Special Considerations – SA-29, attached hereto, to reflect additional commercial considerations to be provided in consideration of Supplemental Agreement No. 29.

9.

As a result of the changes incorporated in this Supplemental Agreement No. 29, Customer will owe a payment to Boeing in an amount equal to [*] (SA-29 Payment Amount). Customer will pay Boeing such SA-29 Payment Amount within three (3) business days of executing this Supplemental Agreement No. 29.

10.	This Supplemental Agreement No. 29 to the Purchase Agreement shall not be effective unless executed and delivered by the parties on or prior to February 2, 2018.

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

P.A. No. 3157	3	SA–29

BOEING PROPRIETARY

EXECUTED as of the day and year first above written.

THE BOEING COMPANY		FEDERAL EXPRESS CORPORATION

By:	/s/ L. Kirsten Jensen	By:	/s/ Phillip C. Blum

Its:	Attorney-In-Fact	Its:	VP Aircraft Acquisitions & Planning and Performance

P.A. No. 3157	4	SA–29

BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER

1.	Quantity, Model and Description
2.	Delivery Schedule
3.	Price
4.	Payment
5.	Miscellaneous

TABLE

1.	Aircraft Information Table	15
1A	Block B Firm Aircraft Information Table	29
1B	Block B Conditional Firm Aircraft Information Table	29
1C	Block C Aircraft Information Table	13
1C1	Block C Aircraft Information Table (MSN 39285)	11
1C2	Block C Aircraft Information Table	29
1D	Block D Aircraft Information Table	20

EXHIBIT

A.	Aircraft Configuration	4
A1.	Aircraft Configuration (Block B Aircraft)	4
A2.	Aircraft Configuration (Block C Aircraft except MSN 39285)	11
A3.	Aircraft Configuration (Block C Aircraft w/ MSN 39285)	11
A4.	Aircraft Configuration (Block D Aircraft)	12

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features
CS1.	Customer Support Variables
EE1.	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

P.A. No. 3157	5	SA–29

BOEING PROPRIETARY

LETTER AGREEMENT		SA NUMBER

3157-01	777 Spare Parts Initial Provisioning

3157-02	Demonstration Flight Waiver

6-1162-RCN-1785	Demonstrated Compliance

6-1162-RCN-1789	Option Aircraft Attachment to Letter 6-1162-RCN-1789	Exercised in SA # 4

6-1162-RCN-1790	Special Matters

6-1162-RCN-1791	Performance Guarantees	4

6-1162-RCN-1792	Liquidated Damages Non-Excusable Delay

6-1162-RCN-1793	Open Configuration Matters

6-1162-RCN-1795	AGTA Amended Articles

6-1162-RCN-1796	777 First-Look Inspection Program

6-1162-RCN-1797	Licensing and Customer Supplemental Type Certificates

6-1162-RCN-1798	777 Boeing Converted Freighter	Deleted in SA # 4

6-1162-RCN-1798 R1	777 Boeing Converted Freighter	4

6-1162-RCN-1799R1	[*]	24

6-1162-RRO-1062	Option Aircraft Attachment to Letter 6-1162-RRO-1062	26

6-1162-RRO-1065	Performance Guarantees for Block B Aircraft	4

6-1162-RRO-1066R1	Special Matters for Block B Aircraft	22

6-1162-RRO-1067	Special Matters for Option Aircraft detailed in Letter Agreement 6-1162-RRO-1062	4

6-1162-RRO-1068	Special Provision – Block B Aircraft	4

FED-PA-LA-1000790R3	Special Matters for Block C Aircraft	20

FED-PA-LA-1001683R2	Special Matters for Block D Aircraft	19

6-1162-RRO-1144R7	[*] as related to SAs #8, #13 through #16, SA # 18 through SA #20	20

6-1162-SCR-137	777F Miscellaneous Matters	20

6-1162-SCR-154	[*] Letter	22

6-1162-SCR-155	[*] Engine Hard Mount Letter	22

6-1162-SCR-186	[*], Non-Isolated Engine Mounts Letter	23

6-1162-SCR-193	[*] Matters	23

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P.A. No. 3157	6	SA–29

BOEING PROPRIETARY

LETTER AGREEMENT		SA NUMBER

6-1162-LKJ-0726	[*]	24

	SA-24 Accelerated Block B Aircraft

6-1162-LKJ-0737R1	Special Matters – SA-26 Accelerated Block C Aircraft	29

6-1162-LKJ-0758	Special Matters – SA-27 Accelerated Block B Aircraft	27

6-1162-LKJ-0768	Special Matters – SA-28 Accelerated Aircraft	28

6-1162-LKJ-0766	Special Matters – SA-29 Accelerated Aircraft	29

6-1162-LKJ-0767	Special Considerations – SA-29	29

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P.A. No. 3157	7	SA–29

BOEING PROPRIETARY

SUPPLEMENTAL AGREEMENTS	SA DATED AS OF:

Supplemental Agreement No. 1	May 12, 2008

Supplemental Agreement No. 2	July 14, 2008

Supplemental Agreement No. 3	December 15, 2008

Supplemental Agreement No. 4	January 9, 2009

Supplemental Agreement No. 5	January 11, 2010

Supplemental Agreement No. 6	March 17, 2010

Supplemental Agreement No. 7	March 17, 2010

Supplemental Agreement No. 8	April 30, 2010

Supplemental Agreement No. 9	June 18, 2010

Supplemental Agreement No. 10	June 18, 2010

Supplemental Agreement No. 11	August 19, 2010

Supplemental Agreement No. 12	September 3, 2010

Supplemental Agreement No. 13	August 27, 2010

Supplemental Agreement No. 14	October 25, 2010

Supplemental Agreement No. 15	October 29, 2010

Supplemental Agreement No. 16	January 31, 2011

Supplemental Agreement No. 17	February 14, 211

Supplemental Agreement No. 18	March 31, 2011

Supplemental Agreement No. 19	October 27, 2011

Supplemental Agreement No. 20	December 14, 2011

Supplemental Agreement No. 21	June 29, 2012

Supplemental Agreement No. 22	December 11, 2012

Supplemental Agreement No. 23	December 10, 2013

Supplemental Agreement No. 24	May 4, 2016

Supplemental Agreement No. 25	June 10, 2016

P.A. No. 3157	8	SA–29

BOEING PROPRIETARY

Supplemental Agreement No. 26	February 10, 2017

Supplemental Agreement No. 27	October 12, 2017

Supplemental Agreement No. 28	January 26, 2018

Supplemental Agreement No. 29	February , 2018

P.A. No. 3157	9	SA–29

BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

FedEx contract # 07-0255-034

6-1162-LKJ-0737R1

Federal Express Corporation

3131 Democrat Road

Memphis, TN 38125

Subject:	Special Matters – SA-26 Accelerated Block C Aircraft

Reference:	(a) Purchase Agreement No. 3157 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER aircraft (Aircraft)

(b) Letter Agreement FED-PA-LA-1000790R3, Special Matters for Block C Aircraft

This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement 6-1162-LKJ-0737 and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.    The terms of this Letter Agreement apply to the SA-26 Accelerated Block C Aircraft as defined in Supplemental Agreement No. 26 to the Purchase Agreement (SA-26).

1.      In consideration of the acceleration of the SA-26 Accelerated Block C Aircraft, Boeing will provide, in addition to the provisions of the reference (b) letter agreement, the following business considerations.

1.1	ACCELERATION CONSIDERATION [*].

[*]

1.2	[*] ADVANCE PAYMENTS.

1.2.1 As a consequence of the acceleration of the SA-26 Accelerated Block C Aircraft, Customer will owe certain advance payments for the SA-26 Accelerated Block C Aircraft before [*] in accordance with the advance payment schedule provided in Table 1-C2 of the Purchase Agreement (Standard Advance Payment Schedule).

[*]

1.2.2	[*]

1.3	REMOVED AND RESERVED.

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6-1162-LKJ-0737R1		Page 1
Special Matters – SA-26 Accelerated Block C Aircraft		SA-29
BOEING PROPRIETARY

1.4	BUYER FURNISHED EQUIPMENT MATTERS.

The attachment to this letter agreement provides initial BFE on-dock dates for the SA-26 Accelerated Block C Aircraft. Subsequent updates to BFE on-doc dates will be electronically provided through My Boeing Fleet but such updated dates will be no earlier than the dates provided in the attachment to this Letter Agreement.

[*]

2.	ADVANCE PAYMENT SETOFF RIGHTS.

Customer agrees that if it defaults on any monetary obligation under the Purchase Agreement and has failed to cure such default within five (5) calendar days of receiving written notice from Boeing, then Boeing may apply any/all advance payments paid by Customer to cure, in part or in whole, any default made with respect to any Aircraft or other obligation in the Purchase Agreement. In the event that Boeing exercises such setoff rights and applies any advance payments to cure any such default by Customer with respect to an Aircraft or other obligation in the Purchase Agreement, Boeing will be entitled to require Customer to replace within ten days of written notice, the amount of advance payments applied to cure such default such that the total amount of advance payments will be restored to the aggregate amount of advance payments owed at that time by Customer.

3.	ASSIGNMENT.

The [*] and other business arrangements set forth in this Letter Agreement are [*] to Customer and in consideration of Customer taking title to the SA-26 Accelerated Block C Aircraft at the time of delivery and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

4.	CONFIDENTIAL TREATMENT.

Customer and Boeing consider certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the forgoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect hereto, and as required by law.

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

6-1162-LKJ-0737R1		Page 2
Special Matters – SA-26 Accelerated Block C Aircraft		SA-29
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ L. Kirsten Jensen

Its	Attorney-In-Fact

    ACCEPTED AND AGREED TO this

Date:	February 2, 2018

FEDERAL EXPRESS CORPORATION

By	/s/ Phillip C. Blum

Its	VP Aircraft Acquisitions & Planning and Performance

6-1162-LKJ-0737R1		Page 3
Special Matters – SA-26 Accelerated Block C Aircraft		SA-29
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

FedEx contract # 07-0255-038

6-1162-LKJ-0766

Federal Express Corporation

3131 Democrat Road

Memphis, TN 38125

Subject:	Special Matters – SA-29 Accelerated Aircraft

Reference:	(a) Purchase Agreement No. 3157 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER aircraft (Aircraft)

(b) Letter Agreement FED-PA-LA-1000790R3, Special Matters for Block C Aircraft

(c) Letter Agreement 6-1162-RRO-1066R1, Special Matters for Block B Aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. The terms of this Letter Agreement apply to the SA-29 Accelerated Aircraft as defined in Supplemental Agreement No. 29 to the Purchase Agreement (SA-29).

1.	Background.

SA-29, in part, reschedules the delivery month of three (3) Block B Aircraft (SA-29 Accelerated Block B Aircraft) and one (1) Block C Aircraft (SA-29 Accelerated Block C Aircraft), (collectively, SA-29 Accelerated Aircraft), as shown in the table below.

Aircraft Block	MSN	Table	Revised Delivery Month of Aircraft
C	41750	Table 1-C2	[*]
B	40671	Table 1-B	[*]
B	40672	Table 1-B	[*]
B	40682	Table 1-B	[*]

2.	SA-29 ACCELERATED AIRCRAFT [*].

[*]

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6-1162-LKJ-0766		Page 1
Special Matters – SA-29 Accelerated Aircraft		SA-29
BOEING PROPRIETARY

2.	ADVANCE PAYMENT SETOFF RIGHTS.

Customer agrees that if it defaults on any monetary obligation under the Purchase Agreement and has failed to cure such default within five (5) calendar days of receiving written notice from Boeing, then Boeing may apply any/all advance payments paid by Customer to cure, in part or in whole, any default made with respect to any Aircraft or other obligation in the Purchase Agreement. In the event that Boeing exercises such setoff rights and applies any advance payments to cure any such default by Customer with respect to an Aircraft or other obligation in the Purchase Agreement, Boeing will be entitled to require Customer to replace within ten days of written notice, the amount of advance payments applied to cure such default such that the total amount of advance payments will be restored to the aggregate amount of advance payments owed at that time by Customer.

3.	ASSIGNMENT.

The [*] and other business arrangements set forth in this Letter Agreement are [*] to Customer and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

4.	CONFIDENTIAL TREATMENT.

Customer and Boeing consider certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the forgoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect hereto, and as required by law.

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

6-1162-LKJ-0766		Page 2
Special Matters – SA-29 Accelerated Aircraft		SA-29
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ L. Kirsten Jensen

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	February 2, 2018

FEDERAL EXPRESS CORPORATION

By	/s/ Phillip C. Blum

Its	VP Aircraft Acquisitions & Planning and Performance

6-1162-LKJ-0766		Page 3
Special Matters – SA-29 Accelerated Aircraft		SA-29
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

FedEx contract # 07-0255-038

6-1162-LKJ-0767

Federal Express Corporation

3131 Democrat Road

Memphis, TN 38125

Subject:	Special Considerations – SA-29

Reference:	(a) Purchase Agreement No. 3157 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER aircraft (Aircraft)

(b) Letter Agreement 6-1162-RRO 1062, Option Aircraft

(c) Letter Agreement 6-1162-RRO 1067, Special Matters for Options as Detailed in Letter Agreement 6-1162-RRO-1062

(d) Letter Agreement 6-1162-RRO-1068, Special Provision – Block B Aircraft

(e) Letter Agreement FED-PA-LA-1000790R3, Special Matters for Block C Aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	SPECIAL CONSIDERATION [*].

[*]

2.	SPECIAL CONSIDERATION [*].

[*]

3.	ADVANCE PAYMENT SETOFF RIGHTS.

Customer agrees that if it defaults on any monetary obligation under the Purchase Agreement and has failed to cure such default within five (5) calendar days of receiving written notice from Boeing, then Boeing may apply any/all advance payments paid by Customer to cure, in part or in whole, any default made with respect to any Aircraft or other obligation in the Purchase Agreement. In the event that Boeing exercises such setoff rights and applies any advance payments to cure any such default by Customer with respect to an Aircraft or other obligation in the Purchase Agreement, Boeing will be may require Customer to replace within ten (10) days of written notice, the amount of advance payments applied to cure such default such that the total amount of advance payments will be restored to the aggregate amount of advance payments owed at that time by Customer.

*

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6-1162-LKJ-0767		Page 1
Special Considerations – SA-29		SA-29
BOEING PROPRIETARY

4.	ASSIGNMENT.

The [*] and other business arrangements set forth in this Letter Agreement are [*] to Customer and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

5.	CONFIDENTIAL TREATMENT.

Customer and Boeing consider certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the forgoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect hereto, and as required by law.

*

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6-1162-LKJ-0766		Page 2
Special Considerations – SA-29		SA-29
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ L. Kirsten Jensen

Its	Attorney-In-Fact

    ACCEPTED AND AGREED TO this

Date:	February 2, 2018

FEDERAL EXPRESS CORPORATION

By	/s/ Phillip C. Blum

Its	VP Aircraft Acquisitions & Planning and Performance

Omitted Attachments

Certain attachments to this exhibit regarding delivery and pricing of certain B777F aircraft manufactured by The Boeing Company for FedEx have been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained therein is not material and is not otherwise publicly disclosed. FedEx will furnish supplementally copies of these attachments to the Securities and Exchange Commission or its staff upon request.

6-1162-LKJ-0766		Page 3
Special Considerations – SA-29		SA-29
BOEING PROPRIETARY